UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019 (February 1, 2019)

SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

SiteOne Landscape Supply, Inc. (the “Company”) announced that certain of its subsidiaries have entered into (i) the Sixth Amendment to Credit Agreement, dated as of February 1, 2019 (the “Sixth Amendment”), by and among SiteOne Landscape Supply Holding, LLC (“Holding”) and SiteOne Landscape Supply, LLC, as borrowers (collectively, the “Borrowers”), UBS AG, Stamford Branch, as administrative agent and collateral agent, the several banks and other financial institutions party thereto and certain other parties party thereto from time to time, which amends the Credit Agreement, dated as of December 23, 2013 (as amended prior to the Sixth Amendment, the “ABL Credit Agreement”), by and among the Borrowers, UBS AG, Stamford Branch, as administrative agent and collateral agent, the several banks and other financial institutions party thereto and certain other parties party thereto from time to time, in order to, among other things, (1) extend the Termination Date (as defined in the ABL Credit Agreement) to February 1, 2024, (2) increase the aggregate principal amount of the Commitments (as defined in the ABL Credit Agreement) under the ABL Credit Agreement to $375.0 million pursuant to an increase via use of the existing “incremental” provisions of the ABL Credit Agreement, and (3) amend certain terms of the ABL Credit Agreement and Guarantee and Collateral Agreement (as defined in the ABL Credit Agreement).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Sixth Amendment is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to Credit Agreement, dated as of February 1, 2019, by and among SiteOne Landscape Supply Holding, LLC (f/k/a JDA Holding LLC), SiteOne Landscape Supply, LLC (f/k/a John Deere Landscapes LLC), UBS AG, Stamford Branch, as administrative agent and collateral agent, and the several banks and other financial institutions party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Briley Brisendine
	Name:	Briley Brisendine
	Title:	Executive Vice President, General
Counsel and Secretary

Date:  February 4, 2019